UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  January 12, 2009

WASTE CONNECTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31507	94-3283464
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

35 Iron Point Circle, Suite 200 Folsom, CA 95630 (Address of Principal Executive Offices) (Zip Code)

(916) 608-8200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 12, 2009, the Board of Directors of Waste Connections, Inc. (the “Company”) approved the Second Amended and Restated Bylaws, which changes the voting standard for an uncontested election of directors from a plurality vote standard to a majority vote standard.  The amendment will be effective on May 15, 2009, the first day following the Company’s 2009 annual meeting of stockholders to be held on May 14, 2009.  A copy of the Second Amended and Restated Bylaws of the Company is filed herewith as Exhibit 3.1.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

	3.1	Second Amended and Restated Bylaws of Waste Connections, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 15, 2009

WASTE CONNECTIONS, INC.

By:	/s/ Worthing F. Jackman
Name:	Worthing F. Jackman
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Waste Connections, Inc.